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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 20, 2001

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)




         DELAWARE                    001-14593                   22-3586492
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    (State or Other                (Commission                (IRS Employer
     Jurisdiction of                File Number)             Identification No.)
     Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events.
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         On August 20, 2001 The MIIX Group, Incorporated (the "Company")
announced that Richard J. Quagliaroli has been named president and CEO.

         The Company's press release, which further describes Mr. Quagliaroli background is attached hereto as an exhibit and is incorporated by reference hereto.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE MIIX GROUP, INC.


                                      By:  /s/ Catherine E. Williams
                                         ---------------------------------------
                                         Catherine E. Williams
                                         Vice President and Secretary

August 22, 2001
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                  EXHIBIT INDEX

Exhibit No.                           Description
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
99.1                                  Registrant's Press Release dated August 20, 2001